UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 14, 2016

VCA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard
Los Angeles, California 90064-1022
(Address of Principal Executive Offices, Zip Code)

(310) 571-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2016 Annual Meeting of Stockholders of VCA Inc. (the “Company”) was held on April 14, 2016.  The matters submitted to a vote of the Company’s stockholders and the certified results are as follows:
1. Election of Class II Director:  The nominee for Class II director listed below was elected by the following vote:
Nominee	For	Against	Abstain	Broker Non-Votes

Robert L. Antin	65,097,093	2,680,027	134,977	3,784,768

2. Ratification of Appointment of KPMG:  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was approved by the following vote:
For	Against	Abstain	Broker Non-Votes

71,264,684	404,081	28,100	0

3. Advisory Vote on Executive Compensation:  The compensation of the Company’s named executive officers was approved, on an advisory basis, by the following vote:
For	Against	Abstain	Broker Non-Votes

66,609,829	1,238,259	64,009	3,784,768

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2016	VCA INC.

/s/ Tomas W. Fuller
	By:	Tomas W. Fuller
	Its:	Chief Financial Officer

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